UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 South Fourth Street Louisville, Kentucky	40202-2412
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 29, 2015, Kindred Healthcare, Inc. (the “Company”) issued a press release announcing the commencement by the Company of an exchange offer for all of its outstanding 8.00% Senior Notes due 2020 and 8.75% Senior Notes due 2023, which are not registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its 8.00% Senior Notes due 2020 and 8.75% Senior Notes due 2023, respectively, which have been registered under the Securities Act. The exchange offer will commence on September 29, 2015 and expire at 5:00 p.m., New York City time, on October 28, 2015.

The press release announcing the commencement of the exchange offer is filed herewith as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Press release dated September 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2015	Kindred Healthcare, Inc.

	By:	/s/ JOSEPH L. LANDENWICH
		Name:	Joseph L. Landenwich
		Title:	Co-General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press release dated September 29, 2015